Exhibit 10.2

MAYWOOD ACQUISITION CORP.

418 Broadway, #6441

Albany, NY 12207

September 9, 2025

Maywood Sponsor LLC

418 Broadway, #6441

Albany, NY 12207

Re:	Termination of the Administrative Services Agreement

Ladies and Gentlemen:

Reference is made to the Administrative Services Agreement by and between Maywood Acquisition Corp. (the “Company”) and Maywood Sponsor LLC (“Service Provider”), dated February 12, 2025 (the “Services Agreement”). The Company and the Service Provider each wishes to terminate the Services Agreement effective as of the date hereof. By signing below, parties have agreed that the Services Agreement shall be of no further force or effect as of or after the date hereof.

In consideration of the terms of this letter and other valuable consideration, the Service Provider agrees to forgive and fully discharge all fees that are outstanding under the Services Agreement as of the date hereof.

[signature page follows]

Very truly yours,

MAYWOOD ACQUISITION CORP.

By:	/s/ Zikang Wu
Name:	Zikang Wu
Title:	Chief Executive Officer

Agreed and Accepted by:

MAYWOOD SPONSOR LLC

By:	/s/ Zikang Wu
Name:	Zikang Wu
Title:	Authorized Signatory